UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 21, 2023

DIAMONDHEAD HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

250 Park Ave, 7th Floor New York, New York	10177
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 572-6260

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value and one-fourth of one redeemable warrant	DHHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DHHC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DHHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously announced, on September 10, 2022, DiamondHead Holdings Corp., a Delaware corporation (“DHHC”) entered into a business combination agreement (the “Business Combination Agreement”), by and among itself, Great Southern Homes, Inc., a South Carolina corporation (“GSH”), and Hestia Merger Sub, Inc., a South Carolina corporation and a wholly-owned subsidiary of DHHC (“Merger Sub”), pursuant to which Merger Sub will merge with and into GSH, with GSH surviving the merger and continuing as a wholly-owned subsidiary of DHHC (the “Business Combination”). Upon the consummation of the Business Combination, DHHC expects to be renamed United Homes Group, Inc. (“UHG” or the “Issuer”). Capitalized terms used, but not defined, herein have the meanings assigned to them in a registration statement on Form S-4 filed by DHHC with the United States Securities and Exchange Commission (the “SEC”), which was declared effective on February 14, 2023 and includes a proxy statement and a prospectus of DHHC (the “Definitive Proxy”).

Note Purchase Agreement

On March 22, 2023, DHHC announced that it had entered into a Convertible Note Purchase Agreement, dated March 21, 2023 (the “Note Purchase Agreement”), by and among itself, GSH, and a group of investors party to that agreement (the “Investors”). Pursuant to and at the closing of the transactions contemplated by the Note Purchase Agreement, the Investors have agreed to purchase $80,000,000 in original principal amount of convertible promissory notes (as more fully described below, the “Notes”) and, pursuant to the terms of share subscription agreements to be entered into between each Investor and the Issuer (as more fully described below, the “Subscription Agreements”), an additional 744,588 UHG Class A Common Shares (the “Shares”) in a private placement PIPE investment (the “PIPE Investment”). The aggregate gross amount of the PIPE Investment is $75,000,000.

The closing of the Note Purchase Agreement is contingent upon the substantially concurrent consummation of the Business Combination and other customary closing conditions, including the accuracy of representations and warranties, compliance with laws, the absence of any proceedings or litigation that would prevent the closing of the Note Purchase Agreement, the performance of all obligations in the Note Purchase Agreement, and the absence of a material adverse effect on DHHC or GSH. The purpose of the PIPE Investment is to raise additional capital for use by the combined company following the closing of the Business Combination. The proceeds of the PIPE Investment are expected to be used by DHHC to offset redemptions of UHG Class A Common Shares in connection with the Business Combination, and may be used by DHHC to satisfy the Minimum Cash Condition.

The Note Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations by each party thereto. The representation, warranties and covenants contained therein were made only for the purposes of the Note Purchase Agreement, and as of specific dates, were solely for the benefit of the parties to such agreement and are subject to certain limitations set forth therein.

Pursuant to the Note Purchase Agreement, the Issuer is obligated to prepare and file, no later than thirty (30) calendar days after the closing of the Note Purchase Agreement (the “Filing Deadline”), a registration statement to register the resale of the Notes and the UHG Class A Common Shares and any other securities of the Issuer that are issuable pursuant to the conversion or exercise of the Notes (together, the “Registrable Securities”), and to use its commercially reasonable efforts to have the registration statement declared effective no later than the sixtieth (60th) calendar day after the Filing Deadline or the fifth (5th) business day after the date that the Issuer is notified that the SEC will not review the registration statement, whichever is earlier. The Issuer has agreed to use its commercially reasonable efforts to keep any such registration statement effective and free of any material misstatements and omissions until the earlier of the date on which (i) the Investors cease to hold Registrable Securities and (ii) the Registrable Securities held by the Investors may be sold without restriction under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

The Note Purchase Agreement also requires that for so long as the UHG Class A Common Shares and Notes held by the Investors, together with their affiliates and permitted transferees, comprise at least 5% of the outstanding UHG Class A Common Shares of the Issuer on an as-converted basis, the Issuer will be required to obtain the prior written consent of Investors holding at least 75% of the Notes outstanding at the applicable time for any of the following actions: materially changing the principal business of the Issuer and its subsidiaries or entering into new lines of business or exiting the Issuer’s and its subsidiaries’ current line of business; entering into an agreement with respect to a change of control transaction involving the Issuer; consummating any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Issuer or any of its subsidiaries or filing a petition under bankruptcy or insolvency law; changing the governing documents or capital structure of the Issuer or any of its subsidiaries in a manner that adversely affects the Investors; authorizing, creating, or issuing any class or series of equity securities or other capital stock of the Issuer that ranks senior to the shares underlying the Notes with respect to payment of dividends or distribution of assets by the Issuer; incurring or guarantying any indebtedness, other than (i) pursuant to GSH’s existing credit agreement with Wells Fargo Bank (the “Current Credit Agreement”) or (ii) pursuant to any line of credit similar to the Current Credit Agreement and utilized for financing the operation of the Issuer’s business, so long as (A) the amount outstanding under any such similar line of credit cannot, at any time, exceed a ratio of Indebtedness to stockholders equity of the Issuer and its subsidiaries on a consolidated basis of 2.5 to 1 for the period from the date of the Note Purchase Agreement through December 31, 2023 and 2.25 to 1 thereafter and (B) in the case of any line of credit entered into in addition to the Current Credit Agreement, such similar line of credit that does not permit the aggregate value of the total borrowing base that is attributable to “Speculative Housing Units” and “Model Housing Units” (each as defined in the existing credit agreement) to exceed 70% of the aggregate value of the total borrowing base and excludes any value of “Speculative Housing Units” and “Model Housing Units” in excess of the 70% limitation from the calculation of the aggregate value of the total borrowing base; paying or agreeing to pay any distribution or declaring any dividend on equity securities of the Issuer or any of its subsidiaries other than repurchases of any options or other securities from employees upon the end of their employment; entering into an agreement with respect to any acquisition of another business or person that requires payment of consideration greater than 400% of such business’s or person’s earnings before interest, tax, depreciation and amortization during the previous year; amending, modifying or supplementing any existing equity incentive plan or entering into a new equity incentive plan unless the new plan or supplement does not increase the number of shares issuable pursuant to all equity incentive plans to more than 10% of the then outstanding shares of the Issuer on a fully-diluted basis; entering into any agreement that would restrict the Investors’ consent rights under the Note Purchase Agreement or would require the Issuer or any of its subsidiaries to breach its obligations to the Investors under the Note Purchase Agreement; making any material tax decisions, elections or other determinations with respect to the Issuer or any of its subsidiaries; dissolving, liquidating, merging or selling the Issuer or substantially all of its assets; issuing, selling or otherwise transferring equity securities of any subsidiary of the Issuer to a person other than the Issuer or a wholly-owned subsidiary of the Issuer; selecting or changing the independent auditor to an auditor other than a nationally recognized accounting firm; and making any changes or modifications to the Issuer’s or any of its subsidiaries’ fiscal year.

For so long as any Notes remain outstanding, each Investor will have certain pre-emptive rights with respect to any issuance of any equity securities of the Issuer or any subsidiary of the Issuer that are issued after the closing of the Note Purchase Agreement, subject to certain exceptions, including for (i) securities issued as a dividend or distribution on a pro rata basis in accordance with the dividend and distribution provisions of the applicable entity’s governing documents, (ii) issuances of securities pursuant to any acquisition by the Company whereby the Company’s securities comprise, in whole or in part, the consideration paid by the Company in such transaction and which transaction has been approved by the board of directors of the Issuer, (iii) issuances of securities or options or rights to management, employees, independent directors, service providers and consultants on terms approved by the board of directors of the Issuer, (iv) issuances of securities issued as additional yield or return in respect of institutional indebtedness that is not issued to raise additional equity capital of the Issuer, (v) issuances of securities that are “debt-like”, (vi) issuances as a result of a stock split or reverse split, (vii) securities issued in connection with strategic partnerships or joint ventures approved by the board of directors of the Issuer, (viii) issuances of UHG Class A Common Shares upon conversion of Class B Common Stock, (ix) issuances of “Earn out Shares” as defined in the Business Combination Agreement, (x) securities issued pursuant to a firm commitment underwritten public offering registered pursuant to the Securities Act and (xi) any issuance by any subsidiary of the Issuer to the Issuer or another wholly-owned subsidiary of the Issuer.

The Note Purchase Agreement may be terminated at any time (i) by mutual written consent of the parties, (ii) by either the Issuer or the Investors, if the closing of the Business Combination and of the Note Purchase Agreement do not occur on or before April 28, 2023, provided that the right to terminate shall not be available to a party whose failure to materially comply with any of its obligations to the Note Purchase Agreement caused or resulted in the failure of either closing to occur, (iii) by either the Issuer or the Investors if any governmental entity issues any final and non-appealable injunction or order prohibiting the consummation of the transactions under the Note Purchase Agreement or the Business Combination Agreement, provided that the right to terminate shall not be available to a party that materially breaches its obligations to the Note Purchase Agreement or in any manner contributed to the injunction or order becoming final and non-appealable, (iv) by either the Issuer or the Investors, if the Business Combination Agreement is terminated in accordance with its terms or (v) by either the Issuer or the Investors, if the other party’s conditions to closing of the Note Purchase Agreement are not satisfied, or are not capable of being satisfied, on or prior to the closing of the Note Purchase Agreement.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of such agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Convertible Promissory Notes

In connection with the closing of the PIPE Investment, the Issuer and the Investors will enter into the Notes. The Notes bear interest at the rate of fifteen percent (15.0%) per annum for the first four years following the Notes’ issue date (which will be the closing date of the Business Combination). The interest rate increases by one percent (1.0%) annually beginning on the fourth anniversary of the issue date of the Notes. The Notes mature and the entire unpaid principal amount and unpaid accrued interest on the Notes become payable on the fifth anniversary of the issue date.

Each Note (or any portion of a Note) is convertible at a holder’s option into UHG Class A Common Shares, at any time after the first anniversary of the closing date of the Business Combination until the maturity date of such Note, at a per share price equal to 80% of the value weighted average trading price per UHG Class A Common Share during the thirty (30) consecutive days prior to the first anniversary of the closing date of the Business Combination (such thirty-day period, the “Measurement Period”), subject to a floor price of $5.00 and a maximum price of $10.00 per share. The conversion price is subject to customary adjustments for certain corporate events as provided in the Notes. If any such event occurs, the number of shares of Common Stock issuable upon conversion may be higher than implied by the initial conversion price.

If a Change of Control Transaction (as defined in the Note Purchase Agreement) occurs, then each Investor may elect to be repaid in cash as of the closing of the Change of Control Transaction (with an additional premium payable if the closing is scheduled to occur before the end of the Measurement Period), convert the applicable Note into shares of the Issuer at the conversion price set forth in the Note (subject to certain adjustments if the Change of Control is scheduled to close before the end of the Measurement Period), or have the Note remain outstanding following the closing of the Change of Control Transaction.

The Notes may be redeemed by the Issuer at any time prior to sixty (60) days before the maturity date by payment of all principal amounts and interest remaining outstanding at the time of redemption plus an additional amount to compensate the Investors for the early repayment.

The Notes are also subject to conversion at the option of the Issuer following the second anniversary of the closing of the Business Combination, but only if during a specified period following such second anniversary the UHG Class A Common Shares trade at a price equal to or over $13.50 per share.

The foregoing description of the Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the substantially final form of Note, which is attached to the Note Purchase Agreement and is incorporated herein by reference.

Share Subscription Agreement

In connection with the closing of the PIPE Investment, each Investor will enter into a Subscription Agreement with the Issuer in respect of the Shares to be acquired by that Investor. Pursuant to the Subscription Agreements, the Investors have agreed, subject to certain exceptions, not to lend, offer, pledge, transfer or dispose of the Shares until the first anniversary of the closing of the Note Purchase Agreement.

Under the Subscription Agreement to be entered into by Conversant Opportunity Master Fund LP, a Cayman Islands exempted limited partnership (the “Conversant Investor”) and the Issuer (the “Conversant Subscription Agreement”), the Conversant Investor will have the right to designate one (1) member of the board of directors of the Issuer as long as fifty percent (50%) of the original principal amount of the Notes is outstanding and has not been converted or cash settled. For so long as the Conversant Investor is entitled to designate a member of the board, the Issuer will not, without the prior written approval of the Conversant Investor’s designee to the board, increase the size of the board of the Issuer in excess of eleven (11) members or reduce the size of the board to fewer than eleven (11) members or to a size that would require the resignation of the Conversant Investor’s designee.

Pursuant to the Conversant Subscription Agreement the Conversant Investor is granted certain pre-emptive rights on substantially similar terms to those granted to the Investors under the Convertible Notes, for so long as any Notes remain outstanding. The Conversant Subscription Agreement also gives the Conversant Investor certain rights to consent to actions of the Issuer until the later of (i) the first anniversary of the closing of the transactions contemplated by the Note Purchase Agreement and (ii) such time as the total UHG Class A Common Shares and Notes held by the Conversant Investor, together with its affiliates and permitted transferees, falls below 5% of the outstanding UHG Class A Common Shares if all Notes held by the Conversant Investor had been converted into UHG Class A Common Shares at such time. These consent rights are substantially similar to those granted to the Investors under the Convertible Notes.

The foregoing description of the Subscription Agreements and the Conversant Subscription Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the substantially final forms of Conversant Subscription Agreement and Subscription Agreement, which are attached to the Note Purchase Agreement and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report with respect to the Notes is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report with respect to the Note Purchase Agreement and the Subscription Agreements is incorporated herein by reference. The Notes that will be issued to the Investors will not initially be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”), and incorporated into this Item 7.01 by reference, is a press release issued by DHHC on March 22, 2023, announcing that it had entered into an agreement with a group of investors to purchase an aggregate of $80,000,000 of convertible promissory notes and 744,588 shares of Class A Common Stock in a private placement PIPE investment in connection with the Business Combination between DHHC, GSH and Merger Sub.

The information under this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Additional Information and Where to Find it

This Current Report on Form 8-K relates to a proposed transaction between DHHC and GSH and may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement. In connection with the Business Combination, DHHC filed the Definitive Proxy with the SEC, which was declared effective on February 14, 2023 and includes a proxy statement and a prospectus of DHHC. DHHC commenced mailing of the definitive proxy statement/prospectus to its stockholders on February 14, 2023. STOCKHOLDERS OF DHHC AND GSH ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY DHHC WITH THE SEC, INCLUDING THE DEFINITIVE PROXY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain all relevant documents filed or to be filed by DHHC with the SEC free of charge at the SEC’s website, http://www.sec.gov. In addition, the proxy statement/prospectus and other documents filed by DHHC with the SEC may be obtained from DHHC free of charge by directing a request to the following address: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, Stamford, Connecticut 06902, or by calling (800) 662-5200 (for individuals) or (203) 658-9400 (for banks and brokers).

Participants in Solicitation

DHHC and GSH and their respective directors and officers may be deemed to be participants in the solicitation of proxies from DHHC’s stockholders in favor of the approval of the proposed transactions. Information about DHHC’s directors and executive officers and their ownership of DHHC’s securities is set forth in DHHC’s filings with the SEC, including the Definitive Proxy, and DHHC’s Registration Statement on Form S-1, which was declared effective by the SEC on January 25, 2021. To the extent that holdings of DHHC’s securities have changed since the amounts printed in DHHC’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the Registration Statement. You may obtain free copies of these documents as described in the preceding paragraph.

This Current Report on 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Caution Concerning Forward-Looking Statements

Certain statements, estimates, targets and projections in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between DHHC and GSH. Forward looking statements generally relate to future events or involving, or future performance of, DHHC or GSH. For example, statements regarding anticipated growth in the industry in which GSH operates and anticipated growth in demand for GSH’s products, projections of GSH’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between DHHC and GSH and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DHHC and its management, and GSH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of DHHC’s securities; (ii) the risk that the proposed transaction may not be completed by DHHC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DHHC; (iii) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (iv) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (v) the outcome of any legal proceedings that may be instituted against DHHC, GSH, the combined company or others following the announcement of the business combination agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (vi) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of DHHC or DHHC’s failure to satisfy other conditions to closing; (vii) the risk that DHHC will not be able to raise third-party financing to meet the Minimum Cash Condition (as defined in the Registration Statement) if redemptions of DHHC public shares cause the DHHC trust account to have insufficient funds (after giving effect to redemptions) to achieve the Minimum Cash Condition; (viii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (ix) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (x) the risk that the proposed transaction disrupts current plans and operations of GSH or diverts management’s attention from GSH’s ongoing business; (xi) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xii) costs related to the proposed transaction; (xiii) changes in applicable laws or regulations; (xiv) the possibility that GSH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xv) GSH’s estimates of expenses and profitability; (xvi) the evolution of the markets in which GSH competes; (xvii) the ability of GSH to implement its strategic initiatives; and (xviii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DHHC’s Annual Report on Form 10-K for the year ended December 31, 2021 and other risks and uncertainties indicated in the Definitive Proxy, including those set forth under “Risk Factors” therein, and other documents filed with the SEC by DHHC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and DHHC and GSH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither DHHC nor GSH gives any assurance that either DHHC or GSH will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by DHHC or GSH or any other person that the events or circumstances described in such statement are material.

 No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1	Convertible Promissory Note Purchase Agreement, dated March 21, 2023
99.1	Press Release, dated March 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2023

DIAMONDHEAD HOLDINGS CORP.

/s/ David T. Hamamoto
David T. Hamamoto
Co- Chief Executive Officer